SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


                           NOVEMBER 5, 1997
                          ------------------
                           (Date of Report)


                    GLOBAL WATER TECHNOLOGIES, INC.
   -----------------------------------------------------------------
        (Exact Name of Registrant as specified in its charter)



                               DELAWARE
            ----------------------------------------------
            (State or other jurisdiction of incorporation)


           33 - 37513 - D                     84-1148204
     -------------------------------------------------------------
     (Commission File Number) (IRS Employer Identification Number)


          12600 WEST COLFAX, SUITE C-500, LAKEWOOD, CO  80215
      ----------------------------------------------------------
      (Address of principal executive offices including zip code)


                            (303)  233-0400
          --------------------------------------------------
          (Registrant's telephone number including area code)


                            Fi-Tek VI, Inc.
     -------------------------------------------------------------
     (Former name or former address, if changed since last report)



        This report consists of 2 sequentially numbered pages.

ITEM 5.  OTHER EVENTS.
---------------------

     Effective November 5, 1997, the name of the Registrant was changed to Global Water Technologies, Inc. The name change was accomplished in accordance with Sections 242 and 228 of the General Corporate Law of Delaware which provide that the certificate of incorporation of a Delaware corporation may be amended by the consent of a majority of the outstanding common stock of a company without calling a meeting of all of the company's shareholders.

     Effective November 5, 1997, William D. Landry resigned as Chief Financial Officer and a Director of the Company in order to rejoin his family in Texas. Mr. Landry will continue as a financial consultant to the Company on an as-needed basis.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
------------------------------------------

     (a)  Financial Statements:  None

     (b)  Exhibits:  None


                              SIGNATURES
                              ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: November 12, 1997            GLOBAL WATER TECHNOLOGIES, INC.



                              By /s/ GEORGE A. KAST
                                ---------------------------------------
                                  George A. Kast
                                  President and Chief Executive Officer







                                   -2-